UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 23, 2006
ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
The disclosure provided in Item 5.02 of this Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On May 23, 2006, the board of directors of Royal Gold, Inc. (the “Company”) promoted Tony Jensen to the position of President and Chief Executive Officer of the Company, effective as of July 1, 2006. Mr. Jensen will no longer serve as the Company’s Chief Operating Officer. Stanley Dempsey, who was previously the Company’s Chief Executive Officer, will remain with the Company as its Executive Chairman of the Board of Directors, effective as of July 1, 2006.
In connection with Mr. Jensen’s appointment as the Company’s President and Chief Executive Officer, his annual base salary was increased to $320,000, effective as of July 1, 2006. Mr. Jensen has elected not to have an employment agreement.
On May 23, 2006, the Company’s board of directors also promoted Stefan Wenger to the position of Chief Financial Officer of the Company, effective as of July 1, 2006. Mr. Wenger will no longer serve as the Company’s Chief Accounting Officer or Treasurer.
The terms of Mr. Dempsey’s employment contract were amended, effective as of July 1, 2006, to reflect his new position as the Company’s Executive Chairman of the Board of Directors and to reflect his new annual base salary of $180,000. Other than as described herein, the terms of Mr. Dempsey’s employment contract were not materially altered.
The terms of Mr. Wenger’s employment contract were amended, effective as of July 1, 2006, to reflect his new position as the Company’s Chief Financial Officer, to have Mr. Wenger report to the Company’s President and Chief Executive Officer and to reflect his new annual base salary of $155,000.
The foregoing summary of the amendments to Mr. Dempsey’s and Mr. Wenger’s employment contracts is qualified in its entirety to the text of the form of employment contract filed by the Company with the Securities and Exchange Commission (the “Commission”) on September 22, 2005 on Current Report on Form 8-K, which is incorporated by reference to Exhibit 10.1 hereto. The material terms of Mr. Dempsey’s and Mr. Wenger’s employment contracts were described in the Company’s proxy statement filed with the Commission on October 11, 2005 in connection with last year’s annual meeting of stockholders under the caption “Compensation of Directors and Executive Officers - Employment Contracts,” which description is incorporated herein by reference.

The information required by Items 401(b),(d), and (e) and Item 404(a) of Regulation S-K is incorporated by reference to the Company’s proxy statement filed with the Commission on October 11, 2005.

Item 9.01.	Exhibits
(d) Exhibits

10.1	Form of Employment Contract (together with Schedule of Certain Executive Officers Parties Thereto), incorporated herein by reference to the Company’s Current Report on Form 8-K (File No. 001-13357), filed September 22, 2005.
99.1	Press Release dated May 24, 2006
99.2	Press Release dated May 25, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: May 30, 2006

Exhibit Index

Exhibit No.	Description
10.1	Form of Employment Contract (together with Schedule of Certain Executive Officers Parties Thereto), incorporated herein by reference to the Company’s Current Report on Form 8-K (File No. 001-13357), filed September 22, 2005.
99.1	Press Release dated May 24, 2006
99.2	Press Release dated May 25, 2006